UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2016

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction

of incorporation)

0-22759	71-0556208
(Commission File Number)	(IRS Employer Identification No.)

17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Information.

On October 19, 2015, Bank of the Ozarks, Inc. (“Company”) announced the signing of a definitive agreement and plan of merger (“Merger Agreement”) with Community & Southern Holdings, Inc. (“C&S”) whereby the Company would acquire C&S and its wholly-owned bank subsidiary, Community & Southern Bank (collectively, the “Merger”). The terms of the Merger and the Merger Agreement are more fully described in the Company’s Current Report on Form 8-K dated October 19, 2015. The proposed Merger has not yet been consummated and there can be no assurance that the transaction will be consummated as contemplated.

We are filing herewith (i) historical audited financial statements of C&S for the year ended December 31, 2015 and 2014, (ii) historical unaudited financial statements of C&S for the three months ended March 31, 2016 and 2015, and (iii) the unaudited pro forma combined consolidated financial information of the Company, C&S and C1 Financial, Inc.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including the pro forma combined financial information attached hereto contain “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. The pro forma combined financial information is based on preliminary estimates and assumptions that could cause actual results to differ materially from those expected or implied by the pro forma combined financial information or the estimates and assumptions used in preparing the pro forma combined financial information. The pro forma combined financial information and forward-looking statements are based on current expectations and projections about future events. Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of the Company may differ materially from that expressed or implied by such forward-looking statements. Certain factors that could cause actual results to differ materially from the Company’s expectations include the risks detailed under “Item 1A. Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and in the other documents the Company files with the SEC. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements.

Audited financial statements of Community & Southern Holdings, Inc. as of December 31, 2015 and 2014 and the notes related thereto, are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

Unaudited financial statements of Community & Southern Holdings, Inc. for the three months ended March 31, 2016 and 2015, and the notes related thereto, are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

(b)	Pro Forma Combined Financial Information.

Unaudited pro forma combined consolidated financial statements of Bank of the Ozarks, Inc. for the year ended December 31, 2015 and the three months ended March 31, 2016 are filed herewith as Exhibit 99.3, and incorporated in this Item 9.01(b) by reference.

(c)	Not Applicable

(d)	Exhibits: The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Document Description

2.1	Agreement and Plan of Merger among Bank of the Ozarks, Inc., Bank of the Ozarks, Community & Southern Holdings, Inc. and Community & Southern Bank, dated as of October 19, 2015 (previously filed as Exhibit 2.1 to Ozarks’ Current Report on Form 8-K filed with the Commission on October 19, 2015, and incorporated herein by this reference).

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Community & Southern Holdings, Inc. audited consolidated financial statements for the year ended December 31, 2015 and 2014.

99.2	Community & Southern Holdings, Inc. unaudited consolidated financial statements for the three months ended March 31, 2016 and 2015.

99.3	Unaudited pro forma combined consolidated financial statements of Bank of the Ozarks, Inc. for the year ended December 31, 2015 and the three months ended March 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.

Date:	June 10, 2016	/s/ Greg L. McKinney
Greg L. McKinney
Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Document Description

2.1	Agreement and Plan of Merger among Bank of the Ozarks, Inc., Bank of the Ozarks, Community & Southern Holdings, Inc. and Community & Southern Bank, dated as of October 19, 2015 (previously filed as Exhibit 2.1 to Ozarks’ Current Report on Form 8-K filed with the Commission on October 19, 2015, and incorporated herein by this reference).

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Community & Southern Holdings, Inc. audited consolidated financial statements for the year ended December 31, 2015 and 2014.

99.2	Community & Southern Holdings, Inc. unaudited consolidated financial statements for the three months ended March 31, 2016 and 2015.

99.3	Unaudited pro forma combined consolidated financial statements of Bank of the Ozarks, Inc. for the year ended December 31, 2015 and the three months ended March 31, 2016.